UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 13, 2021 Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)
South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
256 Meeting Street Charleston, SC 29401
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BKSC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 13, 2021 the Bank of South Carolina Corporation (the “Company”) issued a press release announcing its unaudited financial results for the quarter ended March 31, 2021. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Item 2.02 to this report, and such press release is incorporated herein by reference.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The 2021 Annual Meeting of Shareholders of the Company was held on April 13, 2021. At the meeting, the Company’s shareholders elected nineteen Directors to serve until the 2022 Annual Meeting and took the following actions: approval of the 2021 Stock Incentive Plan for Independent Directors and the ratification of the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2021. There was a total of 5,520,469 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting there were, in person or by proxy, 4,661,016 shares present of the Company’s Common Stock, representing approximately 84.43% of the total outstanding eligible shares. The following proposals are described in detail in the Company’s definitive proxy statement dated March 5, 2021 and were voted upon and approved by the shareholders at the 2021 Annual Meeting:

Proposal 1: To elect nineteen Directors of the Bank of South Carolina Corporation to serve until the Company’s 2022 Annual Meeting of Shareholders:

Name	For	Abstain	Broker Non-Votes
Susanne K. Boyd	3,221,011	21,946	1,418,059
David W. Bunch	3,231,102	11,855	1,418,059
Graham M. Eubank, Jr.	3,205,097	37,860	1,418,059
Elizabeth M. Hagood	3,220,641	22,316	1,418,059
Fleetwood S. Hassell	2,975,135	267,822	1,418,059
Glen B. Haynes, DVM	3,230,002	12,955	1,418,059
William L. Hiott, Jr.	3,227,600	15,357	1,418,059
Richard W. Hutson, Jr.	3,233,666	9,291	1,418,059
Charles G. Lane	3,230,003	12,954	1,418,059
Hugh C. Lane, Jr.	3,227,496	15,461	1,418,059
Linda Bradley McKee, PhD, CPA	3,233,508	9,449	1,418,059
Alan I. Nussbaum, MD	3,235,565	7,392	1,418,059
Karen J. Phillips	3,233,520	9,437	1,418,059
Edmund Rhett, Jr., MD	3,233,849	9,108	1,418,059
Malcolm M. Rhodes, MD	3,238,690	4,267	1,418,059
Douglas H. Sass	3,225,284	17,673	1,418,059
Sheryl G. Sharry	3,229,700	13,257	1,418,059
Steve D. Swanson	3,235,943	7,014	1,418,059
Eugene H. Walpole, IV	3,219,488	23,469	1,418,059

Proposal 2: To approve the 2021 Stock Incentive Plan for Independent Directors:

For	Against	Abstain
3,173,189	43,036	26,732

Proposal 3: To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2021:

For	Against	Abstain
4,652,158	3,090	5,768

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following Exhibit is filed as part of this report

Exhibit 99.1 Press release dated April 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: April 13, 2021

/s/ Eugene H. Walpole, IV
Eugene H. Walpole, IV
Chief Financial Officer
Executive Vice President